UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2012

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

W.P. Stewart & Co. Growth Fund
Ticker Symbol:  WPSGX

Annual Report
December 31, 2012

W.P. Stewart & Co. Growth Fund

a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	3
Fund Profile	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Supplemental Information	18
Expense Example	22

This report is submitted for the general information of the shareholders of the W.P. Stewart & Co. Growth Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

www.wpstewart.com/WPSCOGF.aspx

W.P. Stewart & Co. Growth Fund
Annual Report to Shareholders as of December 31, 2012

Investment Advisor’s Comments

Review of the Year
A year ago, we lamented about the mediocre 2011 equity returns compared to the strong underlying earnings growth of 20%+ from the portfolio holdings.  2012 proved to be somewhat of a “catch-up” year as the Fund’s net return of 15.87% was in excess of earnings growth.  We are strong believers that over time, earnings growth is the primary driver of portfolio returns so this performance recovery was certainly welcome.  The Fund’s net asset value per share on December 31, 2012 was $18.91.

The solid returns in 2012 surprised many as the conventional wisdom was that slowing corporate earnings growth combined with the economic issues in Europe and the U.S. fiscal cliff debate would lead to muted returns.  To be fair, overall corporate earnings growth did slow with earnings growth likely in the low single digits.  But the fact that there was positive growth was key given the low valuation that equities held at the start of the year.  Europe is muddling through, in our view, and the direst forecasts did not come to pass.  And in the U.S., the fiscal cliff was averted through a last minute compromise.  Much of the heavy lifting is still to come in terms of U.S. budget cuts but this should occur on an extended schedule rather than under the pressure of a year-end deadline.

As usually happens, the year saw significant disparity between sector returns.  The best performing sectors of the market, as measured by S&P 500 industry group returns, were Financial and Consumer Discretionary with returns above 20%.  The weakest sectors were Energy and Utilities.  From a Fund perspective, Technology drove the greatest performance in 2012.

The best performing stocks in the Fund in 2012 were Apple, Amphenol, MasterCard, Charles Schwab and Verisk.  The common theme among these winners was increased market share within their respective industries.  Companies that lagged included Target, NetApp, VF Corp, Sensata and Oracle.  Of these five, only Target and NetApp had a negative return and only NetApp was owned for the full year.  The other holdings were either recent additions (Sensata and VF Corp) or sales of positions earlier in the year (Target and Oracle).

Outlook
We are excited regarding the prospects for the portfolio in 2013.  What we view as the combination of an attractive valuation, a more competitive U.S. manufacturing sector, the ongoing housing recovery and the relative attractiveness of equities over bonds all point toward the potential for continued solid earnings and portfolio returns.

While returns outstripped earnings growth in 2012, the price/earnings ratio (P/E) of the portfolio stands at roughly 16 times the consensus 2013 earnings, a level that we feel is attractive relative to the Fund’s historical multiple as well as the overall market P/E of 14 times as forecast by Wall Street strategists.  We believe the Fund’s anticipated multiple premium difference is more than justified by what we think is a portfolio of companies that have the potential to grow their earnings appreciably faster than overall corporate profit growth.

One of the big themes to emerge in 2012 was the renewed vitality of the U.S. manufacturing sector.  Companies are slowly but surely returning jobs and capital to the U.S. for the first time in decades.  This is driven by very competitive energy costs (especially natural gas), a productive labor force and limited wage inflation.  We believe this manufacturing renaissance should propel U.S. economic growth and corporate profit growth for a number of years and is a real differentiator compared to other developed economies.

The turnaround in housing has been remarkable.  After seeing housing starts fall to generational lows in 2009 and 2010, housing has seen a steady recovery.  Housing starts were above 800,000 in 2012 and are expected to surpass 900,000 in 2013.  This is driving meaningful employment and GDP growth.  Importantly, the expected 2013 housing starts number remains below historical

527 Madison Avenue   |   New York, NY 10022   |   212.750.8585   |   888.695.4092 (toll-free)
www.wpstewart.com

W.P. Stewart & Co. Growth Fund
Annual Report to Shareholders as of December 31, 2012

household formation of 1.1 million; so the housing recovery can potentially continue beyond 2013.  The offshoot of improved housing activity is higher prices for housing.  When roughly 60% of the U.S. population owns a home and home values are falling, it erodes confidence.  As housing prices have firmed in many regions, the wealth effect this engenders could provide a welcome boost to consumer confidence…especially when combined with a stronger stock market.

The final consideration is what we see as the relative attractiveness of equities compared to other asset classes.  There has been a well-documented love affair with bonds over the past few years and much of it has been warranted given Fed policy and the resultant returns of bonds.  But given the expected improvement in economic growth in the U.S. and the historically low yields of fixed income instruments, we believe that bonds are now among the least attractive asset classes.  We think this could ultimately result in a reallocation toward equities which could be helpful to valuations.  We are seeing evidence of this in early January in terms of fund flows toward equities.  To us the equation is fairly simple; locking your money up in a 10-year Treasury yielding 2% is not an attractive proposition.  At best you are preserving your capital rather than growing it.  Investing in equities, as represented by the S&P 500 Index, that have a historical dividend yield of more than 2% and have the potential to grow earnings over the next 10 years, seems like a much better idea to us.  And if you can own a portfolio such as we have compiled in the Fund that may, in our opinion, have the potential to grow faster than projected market earnings while paying a reasonable price, that seems like an attractive proposition to us.

We thank you for your confidence in us and look forward to reporting on the Fund’s progress as the year unfolds.

James T. Tierney, Jr.
Portfolio Manager
WPS Advisors, Inc.
New York, NY
January 2013

IMPORTANT RISKS AND DISCLOSURES:
Note: The views expressed above reflect those of the Investment Advisor only through the end of the period stated above.  The Investment Advisor’s views are subject to change at any time based on market and other conditions.  These views are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Your fund shares can go down in value, so you may lose money by investing in the Fund. The price of the Fund's shares may be more volatile than the price of shares of funds investing in other types of equity securities or in primarily fixed income securities. The price of growth stocks may be particularly volatile. The Fund is a "non-diversified" investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Fund since the performance of each stock has a greater impact on the Fund's performance.

The S&P 500® is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index. Price to earnings (P/E) ratio is the valuation of a company’s current share price relative to company earnings.

W.P. Stewart & Co. Growth Fund
FUND PERFORMANCE at December 31, 2012

This graph compares a hypothetical $25,000 investment in the Fund with a similar investment in the S&P 500 Index over a ten year period.  Results include the reinvestment of all dividends and capital gains. The S&P 500 Index is the Standard & Poor’s Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.  You cannot invest directly in an index.  The index does not reflect expenses, fees or sales charge, which would lower performance.

Average Annual Total Returns (for the periods ended December 31, 2012)
	One Year	Three Years	Five Years	Ten Years
W.P. Stewart & Co. Growth Fund	15.87%	9.57%	3.76%	6.43%
S&P 500 Index	16.00%	10.87%	1.66%	7.10%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month-end performance may be obtained by calling 1-888-881-8803 or by visiting www.wpstewart.com/WPSCOGF.aspx.

Gross and Net Expense Ratios for the Fund were 2.01% and 1.23% respectively, which are the amounts stated in the prospectus dated April 30, 2012.  The Advisor has contractually agreed to limit the Fund’s net expense ratio to 1.23% of its total net assets until April 30, 2013. Absent such agreement, the Fund's returns would have been lower.

The performance for the period December 31, 2002 through November 30, 2009, reflects the historical performance of the W.P. Stewart & Co. Growth Fund, Inc., a Maryland corporation (the “Predecessor Fund”).  Effective as of the close of business on November 30, 2009, the Predecessor Fund was reorganized into the Fund.  The Predecessor Fund and the Fund have identical investment objectives and strategies and are managed by the same investment advisor.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

W.P. Stewart & Co. Growth Fund
Fund Profile
December 31, 2012 (Unaudited)

The information below gives you a snapshot of the Fund at the end of the reporting period.
The Fund is actively managed and the composition of its portfolio will change over time.

Portfolio Sectors*

% of Fund's Net Assets

*For reporting purposes, industry classifications are combined in the Portfolio Sectors chart.

For industry classifications, please see the Schedule of Investments.

Top Ten Stocks as of December 31, 2012
% of Fund's Net Assets

AMPHENOL CORP-CL A	7.9%
YUM! BRANDS INC	7.6%
APPLE INC	7.2%
ACCENTURE PLC	7.0%
RALPH LAUREN CORP	6.8%
MASTERCARD INC-CLASS A	6.4%
EXPRESS SCRIPTS HOLDING CO	6.2%
CHARLES SCHWAB CORP	4.9%
VERISK ANALYTICS INC CL A	4.9%
ANSYS INC	4.9%

W.P. Stewart & Co. Growth Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2012

Number of Shares		Value
	COMMON STOCKS – 95.8%
	AEROSPACE/DEFENSE EQUIPMENT – 3.2%
7,100	United Technologies Corp.	$582,271

	COMMERCIAL SERVICES – 18.3%
19,450	Accenture PLC - Class A	1,293,425
2,400	Mastercard, Inc. - Class A	1,179,072
17,700	Verisk Analytics, Inc. - Class A*	902,700
		3,375,197
	COMPUTERS/SOFTWARE – 15.1%
13,400	ANSYS, Inc.*	902,356
2,500	Apple, Inc.	1,332,575
16,500	NetApp, Inc.*	553,575
		2,788,506
	CONSUMER PRODUCTS – 4.8%
13,100	Procter & Gamble Co.	889,359

	DRUGS & HEALTHCARE – 11.0%
11,150	Celgene Corp.*	877,728
21,200	Express Scripts, Inc.*	1,144,800
		2,022,528
	ELECTRONICS – 10.0%
22,400	Amphenol Corp. - Class A	1,449,280
12,300	Sensata Technologies Holding N.V.*	399,504
		1,848,784
	FINANCE & BANKING – 9.5%
63,200	Charles Schwab Corp.	907,552
6,850	IntercontinentalExchange, Inc.*	848,099
		1,755,651
	INDUSTRIAL GASES – 4.9%
8,200	Praxair, Inc.	897,490

	RESTAURANTS – 7.6%
21,200	Yum! Brands, Inc.	1,407,680

	RETAIL – 11.4%
8,300	Ralph Lauren Corp.	1,244,336
5,650	VF Corp.	852,980
		2,097,316

	TOTAL COMMON STOCKS (Cost $13,364,356)	17,664,782

W.P. Stewart & Co. Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of December 31, 2012

Principal Amount		Value
	SHORT-TERM INVESTMENTS – 4.3%
$787,956	UMB Money Market Fiduciary, 0.01%1	$787,956

	TOTAL SHORT-TERM INVESTMENTS (Cost $787,956)	787,956

	TOTAL INVESTMENTS – 100.1% (Cost $14,152,312)	18,452,738
	Liabilities in Excess of Other Assets – (0.1)%	(19,519)
	TOTAL NET ASSETS – 100.0%	$18,433,219

PLC – Public Limited Company

*	Non-income producing security.
1	The rate quoted is the annualized seven-day yield as of the Fund's period end.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
SUMMARY OF INVESTMENTS
As of December 31, 2012

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Commercial Services	18.3%
Computers/Software	15.1%
Retail	11.4%
Drugs & Healthcare	11.0%
Electronics	10.0%
Finance & Banking	9.5%
Restaurants	7.6%
Industrial Gases	4.9%
Consumer Products	4.8%
Aerospace/Defense Equipment	3.2%
Total Common Stocks	95.8%
Short-Term Investments	4.3%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2012

Assets:
Investments, at value (cost $14,152,312)	$18,452,738
Receivables:
Fund shares sold	48
Dividends and interest	2,361
Prepaid expenses	11,923
Total assets	18,467,070

Liabilities:
Payables:
Advisory fees	3,765
Auditing fees	15,065
Fund accounting fees	3,882
Transfer agent fees and expenses	3,661
Administration fees	3,255
Chief Compliance Officer fees	1,412
Legal fees	928
Trustees' fees and expenses	699
Custody fees	272
Accrued other expenses	912
Total liabilities	33,851

Net Assets	$18,433,219

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$16,246,611
Accumulated net realized loss on investments	(2,113,818)
Net unrealized appreciation on investments	4,300,426
Net Assets	$18,433,219

Shares of beneficial interest issued and outstanding	974,949
Offering and redemption price per share	$18.91

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

Investment Income:
Dividends	$172,918
Interest	64
Total investment income	172,982

Expenses:
Advisory fees	186,640
Administration fees	36,557
Transfer agent fees and expenses	28,787
Fund accounting fees	26,921
Registration fees	18,674
Auditing fees	14,869
Legal fees	11,592
Shareholder reporting fees	9,568
Chief Compliance Officer fees	9,483
Custody fees	9,450
Trustees' fees and expenses	4,842
Insurance fees	1,390
Miscellaneous	1,189

Total expenses	359,962
Advisory fees waived	(130,365)
Net expenses	229,597
Net investment loss	(56,615)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	1,421,185
Net change in unrealized appreciation/depreciation on investments	1,186,364
Net realized and unrealized gain on investments	2,607,549

Net Increase in Net Assets from Operations	$2,550,934

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase in Net Assets from:
Operations:
Net investment loss	$(56,615)	$(69,128)
Net realized gain on investments	1,421,185	700,010
Net change in unrealized appreciation/depreciation on investments	1,186,364	(455,006)
Net increase in net assets resulting from operations	2,550,934	175,876

Capital Transactions:
Net proceeds from shares sold	3,050,743	2,188,758
Cost of shares redeemed1	(3,725,615)	(4,208,329)
Net decrease in net assets from capital transactions	(674,872)	(2,019,571)

Total increase (decrease) in net assets	1,876,062	(1,843,695)

Net Assets:
Beginning of year	16,557,157	18,400,852
End of year	$18,433,219	$16,557,157

Capital Share Transactions:
Shares sold	167,456	130,430
Increase in shares from stock split	-	960,205
Shares redeemed	(207,116)	(189,693)
Net increase (decrease) from capital share transactions	(39,660)	900,942

1	Net of redemption fee proceeds of $9 and $230, respectively.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	Year Ended December 31,
	2012		2011		2010		20091		20082
Net asset value, beginning of year	$16.32		$16.19	3	$14.41	3	$10.86	3	$16.53	3
Income from Investment Operations:
Net investment income (loss)4	(0.06)		(0.07)		(0.05)		0.03		(0.08)
Net realized and unrealized gain (loss) on investments	2.65		0.20		1.87		3.52		(4.87)
Total from investment operations	2.59		0.13		1.82		3.55		(4.95)

Less Distributions:
From net investment income	-		-		(0.04)		-		-
From net realized gains	-		-		-		-		(0.72)
Total distributions	-		-		(0.04)		-		(0.72)

Redemption fee proceeds	-	5	-	5	-	5	-	5	-

Net asset value, end of year	$18.91		$16.32		$16.19		$14.41		$10.86

Total return	15.87%		0.82%		12.61%		32.65%		-31.06%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$18,433		$16,557		$18,401		$22,132		$28,724

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.93%		2.01%		1.94%		2.64%		2.19%
After fees waived and expenses absorbed6	1.23%		1.32%		1.49%		1.49%		2.19%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	-1.00%		-1.10%		-0.82%		-1.00%		-0.48%
After fees waived and expenses absorbed	-0.30%		-0.42%		-0.37%		0.15%		-0.48%

Portfolio turnover rate	34%		37%		27%		41%		46%

1
After the close of business on November 30, 2009, holders of the W.P. Stewart & Co. Growth Fund, Inc. (the Predecessor Fund) became owners of an equal number of full and fractional shares of the W.P. Stewart & Co. Growth Fund. These shares were first offered on December 1, 2009. Additionally, the accounting and performance history of the Predecessor Fund was redesignated as that of the W.P. Stewart & Co. Growth Fund.

2	Audited by previous independent registered public accounting firm.

3
The Fund had a 10-1 stock split with ex and payable dates of May 2, 2011.  See Notes to the Financial Statements. The per share table has been adjusted for the earlier periods  presented to reflect the stock split.

4	Based on average shares outstanding for the period.

5	This amount represents less than $0.01 per share.

6	Refer to note 3 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

Note 1 – Organization
W.P. Stewart & Co. Growth Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to earn capital gains for shareholders.

The Fund is the accounting and performance successor to the W.P. Stewart & Co. Growth Fund, Inc. (the “Predecessor Fund”).  On November 30, 2009, the Fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan of reorganization in exchange for shares of the Fund.  The Predecessor Fund commenced investment operations on February 28, 1994.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2012

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with WPS Advisors, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses (excluding taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses to 1.23% of the Fund's average daily net assets through April 30, 2013.  Prior to May 1, 2011 the Advisor had contractually agreed to waive its fee and, if necessary, reimburse other operating expenses (excluding taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses)  in order to limit total annual operating expenses to 1.49% of the Fund's average daily net assets.

For the year ended December 31, 2012, the Advisor waived advisory fees of $130,365. Effective May 1, 2011, the Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limits in place at the time the expenses were incurred.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture a portion of the following amounts no later than December 31, of the years stated below:

2014:	$ 81,374
2015:	130,365
$ 211,739

Grand Distribution Services, LLC (“GDS”) served as the Fund’s distributor through December 31, 2012. UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2012

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended December 31, 2012, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees paid for CCO services for the year ended December 31, 2012, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2012, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$14,259,007

Gross unrealized appreciation	$4,503,695
Gross unrealized depreciation	(309,964)
Net unrealized appreciation on investments	$4,193,731

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Accumulated earnings	-
Accumulated capital and other losses	(2,007,123)
Unrealized appreciation	4,193,731
Total accumulated earnings	$2,186,608

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2012, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain
($ 56,616)	$ 56,615	$ 1

As of December 31, 2012, the Fund had a capital loss carry forward of $2,007,123, which expires on December 31, 2017. The Fund utilized $1,392,228 of its expiring capital loss carry forward during the year ended December 31, 2012.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2012

Note 5 – Investment Transactions
For the year ended December 31, 2012, purchases and sales of investments, excluding short-term investments, were $6,131,115 and $7,288,811, respectively.

Note 6 – Stock Split
The Fund had a 10 for 1 stock split with ex and payable dates of May 2, 2011, to shareholders of record as of April 29, 2011. This resulted in an increase in shares outstanding from 106,689 to 1,066,895 and a decrease in net asset value from $167.21 to $16.72.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2012

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 22	Level 32	Total
Investments
Common Stocks1	$17,664,782	$-	$-	$17,664,782
Short-Term Investments	787,956	-	-	787,956
Total Investments	$18,452,738	$-	$-	$18,452,738

1	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
2	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 9 – Derivatives and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 10 – Recently Issued Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

On January 1, 2013, IMST Distributors, LLC, (“IMST Distributors”) succeeded GDS as the Distributor to the Fund. IMST Distributors is not affiliated with the Trust or any of its service providers.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of W.P. Stewart & Co. Growth Fund

We have audited the accompanying statements of assets and liabilities of the W.P. Stewart & Co. Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the period ended December 31, 2008, have been audited by other auditors, whose report dated February 25, 2009 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund as of December 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2013

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-881-8803.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	53	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	53	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus - NICSA	53	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	53	None.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	53	None.

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.

b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.

c	Trustees and officers serve until their successors have been duly elected.

†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At an in-person meeting held on August 14-15, 2012, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and WPS Advisors, Inc. (the “Investment Advisor”) with respect to the W.P. Stewart & Co. Growth Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund compared with returns of the S&P 500 Index, and with a select group of comparable funds selected by Morningstar, Inc. (each, a “Peer Group”) from the relevant category (each, a “Universe”) selected by Morningstar, Inc. for the one-, three-, five- and ten-year periods ended June 30, 2012.  With respect to the performance results of the Fund, the Board noted that the materials they reviewed indicated that the annualized total returns of the Fund were higher than the returns of the S&P 500 Index and the median returns of the funds in the Peer Group and Large Valuation-Sensitive Growth Universe for the one-, three-, five- and ten-year periods, except for the returns of the S&P 500 Index and the median returns of the funds in the Peer Group in the three-year period and in the ten-year period.

The Board considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were higher than the medians of the Fund’s Peer Group and Universe, and the total expenses paid by the Fund (net of fee waivers by the Investment Advisor) were lower than the medians of the Fund’s Peer Group, but higher than the medians of the Fund’s Universe.  The Board noted, however, that the Investment Advisor was waiving a significant portion of its advisory fee with respect to the Fund because of the Fund’s low asset levels, and that effective May 1, 2011, the Investment Advisor had decreased the Fund’s annual expense cap from 1.49% to 1.23% of the Fund’s average daily net assets.  The Board noted that the Investment Advisor has no advisory clients other than the Fund and therefore they could not compare

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

the Fund’s fees to the fees charged by the Investment Advisor to any other client.  The Board noted, however, that the Fund’s advisory fee was lower than the fees charged by affiliates of the Investment Advisor to its separate account and private investment fund clients.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund and determined that the level of profitability was reasonable.  The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund, including investment advisory fees paid to the Investment Advisor and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

W.P. Stewart & Co. Growth Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2012 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 7/1/12 to 12/31/12.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/12	12/31/12	7/1/12 – 12/31/12
Actual Performance	$ 1,000.00	$ 1,067.20	$ 6.39
Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.25

*
Expenses are equal to the Fund’s annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Investment Advisor
WPS Advisors, Inc.
527 Madison Avenue
New York, New York 10022

Independent Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071-3106

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
W.P. Stewart & Co. Growth Fund	WPSGX	461 418 790

Privacy Principles of the Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 881-8803 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 881-8803 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090 or by calling the Fund at (888) 881-8803.

Householding Mailing
To reduce expenses, the Trust may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (888) 881-8803 (or contact your financial institution).  The Fund will begin sending you individual copies thirty days after receiving your request.

W.P. Stewart & Co. Growth Fund
P.O. Box 2175
Milwaukee, Wisconsin 53201
Toll Free: 1-888-881-8803

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$13,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	3/7/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	3/7/13

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/7/13